NYSE: NAV 3 QUARTER 2012 EARNINGS PRESENTATION September 6, 2012 Exhibit 99.2 RD

NYSE: NAV
Safe Harbor Statement
Information provided and statements contained in this report that are not purely historical are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended, and the Private
Securities Litigation Reform Act of 1995. Such forward-looking statements only speak as of the date of this report and the company assumes no obligation to update the information included in this report. Such forward-looking statements include information concerning our possible or assumed future results of operations, including descriptions of our business strategy. These statements often include words such as “believe,” “expect,” “anticipate,” “intend,” “plan,”
“estimate,” or similar expressions. These statements are not guarantees of performance or results and they involve risks, uncertainties, and assumptions. For a further description of these factors, see the risk factors set forth in our filings with the Securities and Exchange Commission, including our annual report on Form 10-K for the fiscal year ended October 31, 2011 and quarterly reports for fiscal 2012. Although we believe that these forward-looking statements are based on reasonable assumptions, there are many factors that could affect our actual financial results or results of operations and could cause actual results to differ materially from those in the forward-looking statements. All future written and oral forward-looking statements by us or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to above. Except for our ongoing obligations to disclose material information as required by the federal securities laws, we do not have any obligations or intention to release publicly any revisions to any forward-looking statements to reflect events or circumstances in the future or to reflect the occurrence of unanticipated events.

NYSE: NAV
Other Cautionary Notes
• The financial information herein contains audited and unaudited information and has been prepared by management in good faith and based on data currently available to the Company.
• Certain non-GAAP measures are used in this presentation to assist the reader in understanding our core manufacturing business. We believe this information is useful and relevant to assess and measure the performance of our core manufacturing business as it illustrates manufacturing performance without regard to selected historical legacy costs (i.e. pension and other postretirement costs). It also excludes financial services and other items that may not be related to the core manufacturing business or underlying results. Measures may also be adjusted to exclude certain adjustments which are not considered to be part of our ongoing business and are not representative of our underlying performance. Management often uses this information to assess and measure the underlying performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results. The non-GAAP numbers are reconciled to the most appropriate GAAP number is in the appendix of this presentation.

NYSE: NAV
Lewis Campbell,
Executive Chairman and CEO
• Why Navistar?
• Accelerate actions on:
– Quality
– Aligning cost with revenues
– SG&A reduction actions
• Return on invested capital
• Maximize cash flow to improve balance sheet

NYSE: NAV
2012 3
rd
Quarter Results
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
* Attributable to Navistar International Corporation
2012 Q3
Actual
GAAP
2012 Q3
Actual
Adjusted Non-GAAP
Revenue
(Billions)
$3.3 $3.3
Manufacturing Segment Profit (Loss)
(Millions)
$(4) $21
Loss Before Tax
(Millions)
$(100) $(74)
Net Income (Loss)*
(Millions)
$84 $(14)
Diluted Earnings (Loss) Per Share* $1.22 $(0.20)

NYSE: NAV
2012 Q3 vs. 2011 Q3
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
* Attributable to Navistar International Corporation
2012 Q3
Actual
Adjusted Non-GAAP
2011 Q3
Actual
Adjusted Non-GAAP
Revenue $3.3 $3.5
Manufacturing Segment Profit
(Millions)
$21 $157
Profit (Loss) Before Tax
(Millions)
$(74) $82
Net Income (Loss)*
(Millions)
$(14) $31
Diluted Earnings (Loss) Per Share* $(0.20) $0.40
(Billions)

NYSE: NAV
Navistar Financial Corporation
Note:  Profitability relates to total financial services
• Profitability strong in 2012:  $22M in Q3, $75M YTD
Expected to decline as U.S. retail loan portfolio runs off due to G.E. Capital alliance
• Increased liquidity
$745M U.S. availability as of July 31, 2012
Consolidated retail securitizations achieving lower fixed borrowing rate
Variable funding facility for dealer financing renewed to August 2013 and increased to $750M
• Service leverage of 3.7 to 1 and declining as GE Capital alliance sources retail originations
$1.7B since inception
Retail Notes Bank Facility
• $840M  facility refinanced in
December 2011, maturity
extended from 2012 to 2016
• Funding for retail notes,
wholesale notes, retail
accounts, and dealer open
accounts
• On balance sheet
• Situation as of July 31, 2012
• $1.1B funding facility (NFSC)
• $320M available
• NFSC wholesale trust
• Variable portion matures
August 2013
• Public portions mature
October 2012 and October
2013
• On balance sheet
• Broader product offering
• Enhanced ability to support
large fleets
• Better access to less
expensive capital
Dealer Floor Plan

NYSE: NAV
2012 Manufacturing Cash Update
Note:  This slide contains non-GAAP information, please
see the Reg G in appendix for detailed reconciliation.
($ millions)
April 30, 2012 ending manufacturing cash and marketable securities
1
681 $
Manufacturing EBITDA (16)
2
29
Capital expenditures (76)
Intercompany and other 9
July 31, 2012 ending manufacturing cash and marketable securities
1
627 $
Plus: Funded Term Loan 1,000 $
Less: Pay down existing ABL facility (238)
Less: Transaction expenses and other (39)
Net cash flows 723 $
July 31, 2012 ending pro forma manufacturing cash and marketable securities
1
1,350 $
October 31, 2012 forecasted ending manufacturing cash and marketable securities
1
$875-$1,025
1
Includes cash from the consolidation of minority interests
2
NWC = A/R, Inventory, Other Current Assets, A/P & Other Current Liabilities
Pro forma Manufacturing Cash
Change in net working capital

NYSE: NAV Troy Clarke, President & COO DRIVE TO DELIVER

10 NYSE: NAV Drive To Deliver Material Procurement Quality/Warranty Manufacturing SG&A PD/Engineering Market Share Truck Engine Parts Revenue Price Realization Growth Clear P&L Accountability

NYSE: NAV
Drive To Deliver
First Things First
• SCR based clean engine strategy
• Dialogue with EPA/CARB
– Create pathway to certification
– Recognize the importance of NCPs/credits during transition
• Strengthen Cummins relationship
– Cummins Emission Solution-SCR system for
MaxxForce
®
11L/13L
– Cummins ISX-15L
• Hit the ‘Pause’ button
– EGR development

NYSE: NAV
SCR Based Clean Engine Strategy
• MaxxForce ® 11L/13L transition
– Sales supported by emission credits – California +9 states
– Sales supported by NCPs – 40 states
– First units with SCR aftertreatment delivered in April 2013
• Cummins ISX – 15L transition
– 300 unit customer deliveries in December 2012
– Regular production beginning January 2013

NYSE: NAV
Drive To Deliver
• Focus our attention to North American truck, engine and
parts
• Evaluate under performing parts of our business via an
ROIC based strategic analysis
• Right size cost structure
• Change the organization to be: faster, more efficient, and more focused
• Drive ‘functional’ excellence
– Material procurement
– Quality/Warranty
– Manufacturing – capacity utilization
– SG&A
– PD/Engineering
– Market share
Turnaround/Business Plan

Medium
Truck
Market Share
Severe Service
Truck
Heavy
Truck
FY10 59%
FY11 49%
Q3’12
47%
YTD ‘12 48%
FY10 38%
FY11 41%
Q3’12
36%
YTD ‘12 33%
FY10 40%
FY11 35%
Q3’12
30%
YTD ‘12 30%
FY10 24%
FY11 17%
Q3’12
15%
YTD ‘12 16%
Class 8
School
Bus
(U.S. & Canada)
18% Market Share
Q3’12
Class 4-5 YTD ’12
Industry 33K
Navistar 2,000
Market Share ~6%
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets.  Beginning in 2011, our competitors are reporting certain RV and commercial bus chassis units consistently with how we report these units. Our “traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.
School Bus & Combined Class 6-8 Market Share –
FY10: 34%; 34%; FY11: 28%; 28%; Q3‘12:
24%;
24%; YTD‘12: 23%

15 NYSE: NAV LOW HIGH ROIC Based Strategic Analysis Grow/Sell Grow Close/Sell Improve STRATEGIC FIT

NYSE: NAV
Structural Cost Reductions on Track
• Appropriate cost structure
– Size business to realistic volume assumptions with NCPs at
$3,775 per unit
– Reduce discretionary spending
– Affordable program spending
• Target for structural costs $150-$175M reduction
from Q3 YTD levels
– Voluntary Separation Plan (VSP) – Completed
– Involuntary Reduction in Force (RIF) – Q4
– Potential for more actions in Q4

NYSE: NAV
Drive To Deliver
• EPA - Final Rule approved
• SCR based clean engine solution on track
– MaxxForce
®
11L/13L
– ISX 15L
• Affordable business plan created
• ROIC focus
– Manage capital expenditures
– Working capital discipline
– ROIC strategic asset analysis
• Structural cost reductions underway
– Manufacturing capacity utilization assessment
– Lean organization progressing
Q3 Progress Summary

18 NYSE: NAV Summary

NYSE: NAV APPENDIX

NYSE: NAV
$272
$191
$68
$62
$-
$50
$100
$150
$200
$250
$300
$350
$400
Q3 2011 Q3 2012
Truck Parts
64,200
52,200
0
10,000
20,000
30,000
40,000
50,000
60,000
70,000
Q3 2011 Q3 2012
28,900
27,100
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
Q3 2011 Q3 2012
Q3 Year Over Year Operational Results
Consolidated Revenues
($ in millions)
Quarterly Truck Chargeouts Quarterly Engine Shipments
Charge
outs
decreased
6%
Military Revenues
($ in millions)
Engine  shipments
decreased 19%
Truck
Revenues
decreased
30%
Parts
Revenues
decreased
9%
$3,537
$3,319
$340
$253
$340
$253
$2,306
$2,320
$891
$746
$-
$500
$1,000
$1,500
$2,000
$2,500
$3,000
$3,500
$4,000
Q3 2011 Q3 2012
Military U.S. & Canada ROW

21
NYSE: NAV

Q3 Year Over Year Financial Information
Q3  Adj. Manufacturing Segment Profit
($ in millions)
Q3 Adj. Earnings (Loss) Per Share
Q3 Adj. Net Income (Loss)
($ in millions)
Note: This slide contains non-GAAP information; please see the REG G in appendix for a detailed reconciliation.
$157
$21
$0
$20
$40
$60
$80
$100
$120
$140
$160
$180
Q3 2011 Q3 2012
$0.40
$(0.20)
-$0.30
-$0.20
-$0.10
$0.00
$0.10
$0.20
$0.30
$0.40
$0.50
Q3 2011 Q3 2012
$31
$(14)
-$20.0
-$15.0
-$10.0
-$5.0
$0.0
$5.0
$10.0
$15.0
$20.0
$25.0
$30.0
$35.0
Q3 2011 Q3 2012

NYSE: NAV
Supplemental Information – Truck
Worldwide Truck Chargeouts
0
5,000
10,000
15,000
20,000
25,000
30,000
35,000
Actual Actual Actual Forecast
Q1 Q2 Q3 Q4
Traditional Expansionary Towables
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets. Our “traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.

NYSE: NAV
Market Share –
U.S. & Canada School Bus and Class 6-8
Traditional Market Share Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year Q1 Q2 Q3 Q4 Full Year
School buses 60% 63% 53% 61% 59% 49% 45% 47% 53% 49% 48% 48% 47%
Class 6 and 7 medium trucks 33% 44% 36% 36% 38% 36% 36% 46% 44% 41% 27% 36% 36%
Class 8 heavy trucks 23% 22% 30% 20% 24% 17% 16% 17% 18% 17% 17% 15% 15%
Class 8 severe service trucks 40% 41% 38% 40% 40% 33% 32% 36% 37% 35% 31% 30% 30%
Combined Class 8 28% 28% 32% 25% 28% 21% 19% 21% 22% 21% 19% 18% 18%
Total Traditional Market Share 33% 35% 35% 32% 34% 27% 26% 29% 29% 28% 22% 24% 24%
Market Share - U.S. & Canada School Bus and Class 6-8
2010 2011 2012
We define our “traditional” markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional” markets.  Beginning in 2011, our competitors are reporting certain RV and commercial bus chassis units consistently with how we report these units. Our “traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.

NYSE: NAV
Worldwide Truck Chargeouts
We define our “traditional” markets
to include U.S. and Canada School
bus and Class 6 through 8 medium
and heavy truck. We classify
militarized commercial vehicles
sold to the U.S. and Canadian
militaries as Class 8 severe service
within our “traditional” markets. Our
“traditional” markets include CAT-
branded units sold to Caterpillar
under our North America supply
agreement.
FISCAL YEAR 2010 Q1 Q2 Q3 Q4 FULL YEAR
BUS 3,100 3,000 2,400 3,900 12,400
MEDIUM 3,900 5,300 3,900 5,400 18,500
HEAVY 5,200 4,600 6,400 5,400 21,600
SEVERE 3,900 3,800 2,200 4,100 14,000
TOTAL 16,100 16,700 14,900 18,800 66,500
NON-TRADITIONAL MILITARY 100 200 1,000 100 1,400
EXPANSIONARY 3,900 4,500 4,700 6,000 19,100
WORLDWIDE TRUCK 20,100 21,400 20,600 24,900 87,000
FISCAL YEAR 2011 Q1 Q2 Q3 Q4 FULL YEAR
BUS 2,100 2,000 2,200 2,900 9,200
MEDIUM 4,600 7,200 7,400 7,900 27,100
HEAVY 4,700 5,200 6,800 9,000 25,700
SEVERE 2,700 3,200 3,700 3,700 13,300
TOTAL 14,100 17,600 20,100 23,500 75,300
NON-TRADITIONAL MILITARY 100 400 200 700 1,400
EXPANSIONARY 5,300 7,600 8,600 10,200 31,700
WORLDWIDE TRUCK 19,500 25,600 28,900 34,400 108,400
FISCAL YEAR 2012 Q1 Q2 Q3 Q4 FULL YEAR
BUS 1,700 2,600 2,900 7,200
MEDIUM 4,300 7,100 5,800 17,200
HEAVY 8,000 7,200 6,300 21,500
SEVERE 3,300 3,600 3,600 10,500
TOTAL 17,300 20,500 18,600 -          56,400
NON-TRADITIONAL MILITARY 200 400 500 1,100
EXPANSIONARY 7,400 7,500 8,000 22,900
WORLDWIDE TRUCK 24,900 28,400 27,100 -          80,400

NYSE: NAV
Worldwide Engine Shipments
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 30,700    34,600    33,600    33,900    132,800
Ford sales - U.S. and Canada 24,700    200        -         -         24,900
Other OEM sales 2,000      3,600      3,700      4,900      14,200
Intercompany sales 16,400    17,700    15,600    18,800    68,500
Total Shipments 73,800    56,100    52,900    57,600    240,400
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 27,200    37,100    38,200    36,100    138,600
Other OEM sales 4,500      4,400      3,700      3,600      16,200
Intercompany sales 17,300    23,500    22,300    25,700    88,800
Total Shipments 49,000    65,000    64,200    65,400    243,600
Navistar Q1 Q2 Q3 Q4 Full Year
OEM sales - South America 24,100    25,300    28,600    78,000
Other OEM sales 2,200      2,000      3,000      7,200
Intercompany sales 21,600    23,400    20,600    65,600
Total Shipments 47,900    50,700    52,200    -         150,800
World Wide Engine Shipments
2010
2011
2012

NYSE: NAV
Order Receipts – U.S. & Canada
2012 2011 Change
2,500 2,700 (200)
4,000 6,800 (2,800)
Class 8 heavy trucks 5,000 6,200 (1,200)
Class 8 severe service trucks 3,100 3,100 -
14,600 18,800 (4,200)
8,100 9,300 (1,200)
Order Receipts: U.S. & Canada (Units)
Three Months Ended
July 31,
Total "Traditional" Markets
Combined Class 8 (Heavy and Severe Service)
"Traditional" Markets
School buses
Class 6 and 7 medium trucks
We define our “traditional”  markets to include U.S. and Canada School bus and Class 6 through 8 medium and heavy truck. We classify militarized commercial vehicles sold to the U.S. and Canadian militaries as Class 8 severe service within our “traditional”
markets. Our “traditional” markets include CAT-branded units sold to Caterpillar under our North America supply agreement.

27 NYSE: NAV 27 U.S. and Canada Dealer Stock Inventory* *Includes U.S. and Canada Class 4-8 and school bus inventory, but does not include U.S. IC Bus or Workhorse Custom Chassis inventory.

NYSE: NAV
Frequently Asked Questions
Q1: What is in your Dealcor debt?
A: Dealcor debt is comprised of wholesale (floor plan) financing and also retail financing on lease and rental fleets for company owned dealers.
Q2: How many Dealcor dealers did you have as of July 31, 2012?
A: Of our 270 primary NAFTA dealers, we have ownership interest in five Dealcor dealers as of July 31, 2012.
Q3: How are your dealers doing?
A: Our industry leading dealer network continues to excel in nearly all operational and financial aspects of their business.
Considerable investments continue in facility upgrades, hours of service, technician training, tooling and inventory. Additional fixed operations and facility preparedness, concentrated on the increasing focus on our ever expanding customer base and the continued acceptance of CNG and LNG, continues for many of our domestic and Canadian dealers.
Q4: What kind of rates do you charge your dealers and customers?
A: Generally, our rates vary (those with higher credit risk have always had to pay higher interest rates) and are usually in line with the market.
Q5: How do you fund your wholesale business?
A: We primarily finance our wholesale portfolio through NFC, funded with traditional private or public securitizations, and through NFC’s bank facility.
Q6: How is your NFC portfolio performing?
A: NFC‘s wholesale portfolio has not experienced any credit losses in 2012. NFC’s retail notes portfolio in the U.S. is in run-off mode now that Navistar Capital, the new GE Capital retail program, is financing retail customers.
Q7: What is your total amount of capacity at NFC?
A: As of July 31, 2012, total availability in our U.S. funding facilities is $745 million.
Q8: What is the status of the retail financing alliance with GE Capital in the United States?
A:
Navistar Capital – the alliance we formed with GE Capital in the United States to support the sale of Navistar products – is progressing consistent with expectations. Since its inception in 2010, the alliance has funded more than $1.7 billion in retail financings.

NYSE: NAV
Frequently Asked Questions
Q9: What is included in Corporate and Eliminations?
A: The primary drivers of Corporate and Eliminations are Corporate SG&A, pension and OPEB expense (excluding amounts allocated to the segments), annual incentive, manufacturing interest expense, and the elimination of intercompany sales and profit between segments.
Q10: How will the changing Department of Defense (DoD) budget affect Navistar in FY 2012?
A:
The coming year will present challenges, but Navistar’s commercial expertise may be an advantage when the DoD is asked to “do more with less”. In addition, the Company continues to pursue a number of foreign military opportunities, especially in the
Middle East, where defense spending is growing. Finally, the Company has a fleet of more than 34,000 vehicles in operation in approximately 26 countries, including more than 9,000 vehicles operating with Afghan Security Forces. These vehicles will require parts and sustainment support throughout their lifecycles.
Q11: How does your FY 2012 Class 8 industry compare to ACT Research?
A:
Q12: What is included in your equity in loss of non-consolidated affiliates?
A: Equity in loss of non-consolidated affiliates is derived from our ownership interests in partially-owned affiliates that are not consolidated, and is primarily comprised of continued investment and start-up losses associated with our Mahindra joint ventures.
Reconciliation to ACT 2012
ACT* 232,000
CY to FY adjustment 2,500
Other misc. specialty vehicles  Included in ACT (3,500)
Total (ACT comparable Class 8 to Navistar) 231,000
Navistar Industry Retail Deliveries Combined Class 8 Trucks 216,500
Navistar difference from ACT: 14,500
~7%
*Source:  ACT N.A. Commercial Vehicle Outlook - August, 2012
U.S. and Canadian Class 8 Truck Sales

30
NYSE: NAV

Frequently Asked Questions
Q13: What is your net income attributable to non-controlling interests?
A: Net income attributable to non-controlling interests is the result of the consolidation of subsidiaries in which we do not own 100%, and is primarily comprised of Ford's non-controlling interest in our Blue Diamond Parts joint venture.
Q14: What is your expectation for future cash tax payments?
A: Our cash tax payments will remain low in through 2013 and will gradually increase as we exhaust available net operating losses
(NOLs) and tax credits in the future years.
Q15: What is the current balance of net operating losses as compared to other deferred tax assets?
A: As of October 31, 2011 the Company has U.S. federal NOLs valued at $126 million, state NOLs valued at $79 million and foreign
NOLs valued at $102 million, for a total undiscounted cash value of $307 million. In addition to NOLs, the Company has accumulated tax credits of $208 million and other deferred tax assets of $1.5 billion resulting in net deferred tax assets of approximately $2 billion.
Q16: How will $2 billion of deferred tax assets be used to offset future taxable income?
A: Simply put, deferred tax assets represent the value of future tax deductions attributable to items that have already been expensed or deducted for book purposes. The most commonly understood component of deferred tax assets is the value of our net operating losses, which will serve to immediately reduce taxable income in the future. In addition, we have several other major components of deferred taxes which will reduce taxable income in the future. For example, the Company has accrued significant OPEB, pension and other employee benefit expenses during prior years based on expected payments to be made in the future. As these payments are made, the Company will realize tax deductions to offset future taxable income.
Q17: How would future tax proposals to reduce U.S. tax rates impact Navistar?
A: While lower tax rates would favorably impact future tax expense, because of the Company’s large balance of deferred tax assets we would incur a one-time adverse impact to our P&L to reset/reduce our deferred tax balances to the lower statutory rates. We estimate that for every 1% reduction in tax rates, we would incur an immediate, one-time tax increase of $50 million.
Q18: What are your expected 2012 and beyond pension funding requirements?
A: Current forecasts indicate that we may need to contribute approximately $157 million in 2012 to our U.S. and Canadian pension plans. Future contributions are dependent upon a number of factors, principally the changes in values of plan assets, changes in interest rates and the impact of any funding relief currently under consideration. We currently expect that from 2013 through 2015, the Company will be required to contribute at least $141 million per year in aggregate to the Plans, depending on asset performance and discount rates. This is lower than our previously reported expectations due to the impact of the Moving Ahead for
Progress in the 21st Century Act which was enacted in July 2012.

31
NYSE: NAV

Frequently Asked Questions
Q19: What causes the variance between manufacturing cash interest payments and GAAP interest expense?
A: The main variance between cash and GAAP interest results from our manufacturing segment’s $1 billion of senior unsecured high yield notes and $570 million of senior subordinated convertible notes. As a result of this issuance, manufacturing interest expense is higher than cash interest payments due to the amortization of debt issuance costs which are amortized over the life of each note, amortization of the original issue discount of the high yield notes and amortization of the embedded call option in the convertible notes. The timing of interest payments also impacts the overall variance on a quarterly basis, but not on a fiscal year basis.
Q20: What should we assume for capital expenditures in fiscal 2012?
A: We plan to continue capital spending within the traditionally guided range of $250 million to $350 million for products and development. Capital spending related to Engineering Integration is funded through the RZFBs and is not included in that range.
Q21: What are the differences between the accounting vs. economic dilution on your convertible debt?
A: Please see the presentation on the IR website
(http://ir.navistar.com/dilution.cfm)
entitled Dilution overview resulting from the
Convertible Notes issued on October 2009.
Q22: Why are the convertible debt holders no longer able to convert their notes?
A: The indenture in our convertible notes contains a provision that allows the note holders to convert anytime during the following fiscal quarter should the price of Navistar’s common stock close 130% above the conversion price for any 20 day period
(consecutive or non-consecutive) out of the last 30 consecutive day trading period of each fiscal quarter. The conversion price of the notes is $50.274 per share of Navistar’s common stock and 130% of the conversion price equals $65.356 per share of
Navistar’s common stock. Since Navistar’s common stock closed above $65.356 per share for more than 20 trading days during the
30 consecutive trading day period ending on April 30, 2011, the note holders had the right to convert their notes any time from
May 2, 2011 through July 31, 2011.
A very small minority of note holders chose to convert their notes during the conversion period. Navistar opted to settle the conversion in cash instead of shares, therefore there was a 40 trading day observation period to determine the value that was remitted in cash, so the note holders did not receive the cash for almost two months after their respective conversion notices were received.
Navistar’s common stock did not close above $65.356 per share for 20 trading days (consecutive or non-consecutive) during the 30 day consecutive trading day period ending July 31, 2012, therefore the note holders do not have the right to convert their notes, however that threshold could be triggered once again in the future.

32
NYSE: NAV

Frequently Asked Questions
Q23:
A:
8.25% Senior Notes due November 1, 2021 $900 million
3.0% Senior Subordinated Convertible Notes due October 15, 2014 $570 million
Debt of majority owned dealerships (various maturity dates) $75 million
Financing arrangements and capital lease obligations (various maturity dates) $146 million
Loan Agreement related to the 6.5% Tax Exempt Bonds due October 1, 2040 $225 million
Asset-Based Revolving Credit Facility due November 1, 2016
$238 million
Promissory Note due September 30, 2015 $33 million
Other (various maturity dates) $43 million
Total $2,230 million
The amounts and maturity dates are as follows (the values shown below are the amounts due and exclude the accounting impact of any OID or bifurcation), however the chart below does not reflect the new $1 billion term loan entered into on August 17, 2012 nor using a portion of the $1 billion term loan proceeds to repay the $238 million outstanding under the Asset Based Revolving Credit
Facility:
For the manufacturing debt currently outstanding in your most recent financial statement filings, what are the respective maturity dates and principal amounts outstanding?

33
NYSE: NAV

Manufacturing Cash Flow
Beginning Mfg. Cash1 Balance Fiscal 2010 Fiscal 2011 Q1 2012 Q2 2012 Q3 2012
October 31, 2009 $1,152
October 31, 2010 $1,100
October 31, 2011 $1,186
January 31, 2012 $837
April 30, 2012 $681
Approximate Cash Flows:
From Operations 409 680 (142) (72) (78)
From Investing / (Cap Ex) (350) (485) (125) (75) (81)
From Financing / (Debt Pay Down) (110) (106) (85) (2) 110
Exchange Rate Effect (1) (3) 3 (7) (5)
Net Cash Flow ($52) $86 ($349) ($156) ($54)
Ending Mfg. Cash1 Balance:
October 31, 2010 $1,100
October 31, 2011 $1,186
January 31, 2012 $837
April 30, 2012 $681
July 31, 2012 $627
1Cash = Cash, Cash Equivalents & Marketable Securities
2Includes cash from the consolidation of minority interests

34
NYSE: NAV

Outstanding Debt Balances
July 31, October 31,
2012 2011
$       872 $        967
514 497
75 94
146 118
225 225
33 40
238 -
43 39
2,146 1,980
356 99
$     1,790 $     1,881
$     1,299 $     1,664
857 1,072
53 70
57 70
2,266 2,876
1,060 1,280
$     1,206 $     1,596
(in millions)
Manufacturing operations
8.25% Senior Notes, due 2021, net of unamortized discount of $28 and $33 at the respective dates ……………………..
3.0% Senior Subordinated Convertible Notes, due 2014, net of unamortized discount of $56 and $73, respectively ……..
Debt of majority-owned dealerships ………………………………………………………………………………………………….
Financing arrangements and capital lease obligations ……………………………………………………………………………
Loan Agreement related to 6.5% Tax Exempt Bonds, due 2040…………………………………………………………………
Promissory Note ……………………………………………………………………………………………………………………….
Asset-Based Credit Facility …………………………………………………………………………………………………………..
Other …………………………………………………………………………………………………………………………………….
Total manufacturing operations debt ………………………………………………………………………………………………
Less: Current portion ………………………………………………………………………………………………………………….
Net long-term manufacturing operations debt …………………………………………………………………………………..
Financial services operations
Asset-backed debt issued by consolidated SPEs, at fixed and variable rates, due serially through 2019 ………………….
Bank revolvers, at fixed and variable rates, due dates from 2013 through 2017………………………………………………..
Commercial paper, at variable rates, due serially through 2012 ………………………………………………………………….
Borrowings secured by operating and finance leases, at various rates, due serially through 2017 ………………………….
Total financial services operations debt ………………………………………………………………………………………….
Less: Current portion ………………………………………………………………………………………………………………….
Net long-term financial services operations debt ……………………………………………………………………………….

35
NYSE: NAV

SEC Regulation G Non-GAAP Reconciliation
The financial measures presented below are unaudited and not in accordance with, or an alternative for, financial measures presented in accordance with U.S.
generally accepted accounting principles (GAAP). The non-GAAP financial information presented herein should be considered supplemental to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.
Manufacturing Segment Results:
segments, provide meaningful information of our core manufacturing business and therefore we use it to supplement our GAAP reporting by identifying items that may not be related to the core manufacturing business. Management often uses this information to assess and measure the performance of our operating segments. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
Adjusted Net Income and Diluted Earnings Per Share Attributable To Navistar International Corporation and Adjusted Manufacturing Segment Profit:
We believe that adjusted net income, diluted earnings per share attributable to Navistar International Corporation, and adjusted manufacturing segment profit excluding certain adjustments which are not considered to be part of our ongoing business, improve the comparability of year to year results and are representative of our underlying performance. We have chosen to provide this supplemental information to investors, analysts, and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliations, and to provide an additional measure of performance.
Manufacturing Earnings Before Interest, Income Taxes, Depreciation, and Amortization (“EBITDA”):
consolidated net income (loss) from continuing operations minus the net income (loss) from our financial services operations plus interest expense, income taxes, and depreciation and amortization. EBITDA is a measure commonly used and is presented to aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures, and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. EBITDA should not be considered in isolation or as a substitute for net income, cash flows from operating activities or other consolidated operations, or cash flow statement data prepared in accordance with GAAP, or as a measure of our profitability or liquidity as determined in accordance with GAAP.
Manufacturing Cash Flow and Manufacturing Cash, Cash Equivalents, and Marketable Securities:
aid in developing an understanding of the ability of our operations to generate cash for debt service and taxes, as well as cash for investments in working capital, capital expenditures and other liquidity needs. This information is presented as a supplement to the other data provided because it provides information which we believe is useful to investors for additional analysis. Our manufacturing cash flow is prepared with marketable securities being treated as a cash equivalent.
Manufacturing cash, cash equivalents, and marketable securities represents the Company’s consolidated cash, cash equivalents, and marketable securities excluding cash, cash equivalents, and marketable securities of our financial services operations. We include marketable securities with our cash and cash equivalents when assessing our liquidity position as our investments are highly liquid in nature. We have chosen to provide this supplemental information to investors, analysts and other interested parties to enable them to perform additional analyses of operating results, to illustrate the results of operations giving effect to the non-GAAP adjustments shown in the below reconciliation, and to provide an additional measure of performance.
We believe manufacturing segment results, which includes the segment results of our Truck, Engine, and Parts reporting
Manufacturing segment EBITDA is defined as our
Manufacturing cash flow is used and is presented to

36
NYSE: NAV

SEC Regulation G –
Manufacturing EBITDA
Three Months Ended July 31, 2012
($ millions)
Net income attributable to NIC 84 $
Less income tax benefit (204)
Loss before income tax benefit (120) $
Less equity income from financial service operations (13)
Loss before income tax benefit and equity income from financial service operations (133) $
Add back manufacturing interest expense 40
Manufacturing EBIT (93) $
Add back manufacturing depreciation and amortization¹
77
Manufacturing EBITDA (16) $
1 Includes depreciation of equipment leased to others and excludes debt issuance cost/discount amortization
Navistar International Corporation (Manufacturing operations with financial services operations on a pre-tax equity basis)

37
NYSE: NAV

SEC Regulation G –
Manufacturing Cash Fiscal Year Comparison
Manufacturing cash, cash equivalents, and marketable securities reconciliation:
(Dollars in Millions)
July 31,
2012
October 31,
2011
October 31,
2010
October 31,
2009
Manufacturing segment cash and cash equivalents 488 $         488 $         534 $         1,152 $
Financial services segment cash and cash equivalents 59 51 51 60
Consolidated cash and cash equivalents 547 $         539 $         585 $         1,212 $
Manufacturing marketable securities 139 $         698 $         566 $         - $
Financial services segment marketable securities 20 20 20 -
Consolidated marketable securities 159 $         718 $         586 $         - $
Manufacturing segment cash and cash equivalents 488 $         488 $         534 $         1,152 $
Manufacturing marketable securities 139 698 566 -
Manufacturing segment cash, cash equivalents and marketable securities 627 $         1,186 $      1,100 $      1,152 $

38
NYSE: NAV

SEC Regulation G –
Manufacturing Cash
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the year ended October 31, 2010
Cash flows from operations                   409                   698                     -                 1,107
Cash flows from investing / capital expenditures                  (350)                   492                  (576)                  (434)
Cash flows from financing / debt pay down                  (110)              (1,180)                    (10)              (1,300)
Effect of exchange rate changes                     (1)                      1                     -                       -
Net cash flows                    (52)                     11                  (586)                  (627)
Blue Diamond Consolidation                     -                       -                       -                       -
Beginning cash, cash equivalents and marketable securities balance
              1,152                     60                     -                 1,212
Ending cash, cash equivalents and marketable securities balance
              1,100                     71                  (586)                   585
Manufacturing segment cash flow reconciliation:
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the year ended October 31, 2011
Cash flows from operations                   680                   200                     -                     880
Cash flows from investing / capital expenditures                  (485)                  (206)                  (132)                  (823)
Cash flows from financing / debt pay down                  (106)                      6                     -                    (100)
Effect of exchange rate changes                     (3)                     -                       -                        (3)
Net cash flows                     86                     -                    (132)                    (46)
Blue Diamond Consolidation                     -                       -                       -                       -
Beginning cash, cash equivalents and marketable securities balance
              1,100                     71                  (586)                   585
Ending cash, cash equivalents and marketable securities balance
              1,186                     71                  (718)                   539
Manufacturing segment cash flow reconciliation:

39
NYSE: NAV

SEC Regulation G –
Manufacturing Cash
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the nine months ended July 31, 2012
Cash flows from operations                  (292)                   638                     -                     346
Cash flows from investing / capital expenditures                  (281)                     (2)                   559                   276
Cash flows from financing / debt pay down                     23                  (630)                     -                    (607)
Effect of exchange rate changes                     (9)                      2                     -                       (7)
Net cash flows                  (559)                      8                   559                      8
Blue Diamond Consolidation                     -                       -                       -                       -
Beginning cash, cash equivalents and marketable securities balance
              1,186                     71                  (718)                   539
Ending cash, cash equivalents and marketable securities balance
                  627                     79                  (159)                   547
Manufacturing segment cash flow reconciliation:
Manufacturing
Operations
Financial
Services
Operations Adjustments
Condensed
Consolidated
Cash Flows
($ in Millions)
For the three months ended July 31, 2012
Cash flows from operations                    (78)                   375                     -                     297
Cash flows from investing / capital expenditures                    (81)                  (146)                   178                    (49)
Cash flows from financing / debt pay down                   110                  (207)                     -                      (97)
Effect of exchange rate changes                     (5)                      1                     -                       (4)
Net cash flows                    (54)                     23                   178                   147
Blue Diamond Consolidation                     -                       -                       -                       -
Beginning cash, cash equivalents and marketable securities balance
                  681                     56                  (337)                   400
Ending cash, cash equivalents and marketable securities balance
                  627                     79                  (159)                   547
Manufacturing segment cash flow reconciliation:

40
NYSE: NAV

SEC Regulation G –
Adjusted Net Income and Diluted EPS – Three Months Ended
July 31, 2012 and 2011
See notes at slide 42.
Adjusted net income (loss) attributable to Navistar International Corporation and adjusted diluted earnings (loss) per share attributable to Navistar International Corporation reconciliation:
2012 2011
($ in millions, except per share data)
Net income attributable to Navistar International Corporation $         84 $ 1,400
Plus:
Engineering integration costs, net of tax
(A)
(5) 5
Restructuring of North American manufacturing operations, net of tax (B) (14) 102
Adjustments to pre-existing warranties, net of tax (C) (81) -
Charges for non-conformance penalties, net of tax (D) 2 -
Less:
Net impact of valuation allowance release (E) - 1,476
Adjusted net income (loss) attributable to Navistar International Corporation $       (14) $      31
Diluted loss per share attributable to Navistar International Corporation $      1.22 $ 18.24
Effect of adjustments on diluted loss per share attributable to Navistar International Corporation (1.42) (17.84)
Adjusted diluted earnings (loss) per share attributable to Navistar International Corporation $    (0.20) $   0.40
Diluted weighted shares outstanding 68.9 76.8
Three Months Ended
July 31,

41
NYSE: NAV

SEC Regulation G –
Adjusted Manufacturing Segment Profit Before Tax – Three Months
Ended July 31, 2012 and 2011
See notes at slide 42.
Manufacturing segment profit (loss) and adjusted manufacturing segment profit reconciliation:
2012 2011
($ in millions)
Net income attributable to Navistar International Corporation $         84 $ 1,400
Less:
Financial services segment profit 22 30
Corporate and eliminations (130) (120)
Income tax benefit 196 1,463
Manufacturing segment profit  (loss)  (4) 27
Plus:
Engineering integration costs
(A)
15 11
Restructuring of North American manufacturing operations (B) - 119
Charges for non-conformance penalties (D) 10 -
Adjusted manufacturing segment profit $         21 $    157
Profit (loss) before tax and adjusted profit (loss) before tax reconciliation:
2012 2011
($ in millions)
Loss before tax $     (100) $    (54)
Plus:
Engineering integration costs (A) 16 14
Restructuring of North American manufacturing operations
(B)
- 122
Charges for non-conformance penalties (D) 10 -
Adjusted profit (loss) before tax $       (74) $      82
Three Months Ended
July 31,
Three Months Ended
July 31,

42
NYSE: NAV

SEC Regulation G –
Notes
(A) Engineering integration costs relate to the consolidation of our truck and engine engineering operations, as well as the relocation of our world headquarters. For the three months ended July 31, 2012, the charges included restructuring charges of $3 million and other related costs of $13 million, with an associated income tax benefit of $21 million. For the three months ended July 31, 2011, the charges included restructuring charges of $4 million and other related costs of $10 million, with an associated income tax benefit of $9 million. Our manufacturing operations, primarily our Truck segment, recognized charges of $15 million relating to these actions in the three months ended July 31, 2012 compared to $11 million in the three months ended July 31, 2011.
(B) Restructuring of North American manufacturing operations are charges primarily related to our ongoing restructuring plans related to our plans to close our Chatham, Ontario heavy truck plant and WCC chassis plant in Union City, Indiana, and to significantly scale back operations at our
Monaco recreational vehicle headquarters and motor coach manufacturing plant in Coburg, Oregon. In the second quarter of 2012, the Company incurred charges of $38 million for impairments of certain intangible assets. For the three months ended July 31, 2012, the associated tax impact of the adjustment was an income tax benefit of $14 million. For the three months ended July 31, 2011, the charges, which primarily impacted the
Truck segment, included restructuring charges of $53 million, impairment charges of $64 million related to certain intangible assets and property and equipment, and other charges of $5 million, and the tax impact of these charges was income tax benefit of $20 million.
(C) During the first and second quarters of 2012, the Company incurred charges of $123 million and $104 million, respectively, for adjustments to pre-
existing warranties. For the three months ended July 31, 2012, the associated tax impact of the adjustments was an income tax benefit of $81 million.
(D) In the three months ended July 31, 2012, the Company recorded charges totaling $10 million for NCPs for certain 13L engine sales that did not comply with emission standards, recognized in the Engine segment. The tax impact of the adjustment was an income tax benefit of $8 million.
(E) In the nine months ended July 31, 2012, we recognized an income tax benefit of $181 million in the second quarter of 2012 from the release of a significant portion of our income tax valuation allowance on our Canadian deferred tax assets. In the three months ended July 31, 2011, we recognized an income tax benefit of $1.476 billion in the third quarter of 2011 from the release of a significant portion of our income tax valuation allowance on our domestic deferred tax assets.
The above items described in notes A through D, have been adjusted to reflect the impact of income taxes which are calculated based on the respective periods estimated annual effective tax rate. The income tax impact of the adjustments reflects the impact of a change in the quarter to the Company's estimated annual effective tax rate. The change is the result of updates to the amounts and jurisdictional mix of our 2012 forecasted results. The tax impact of the adjustments may be adjusted for future changes in the estimated annual effective tax rate.